UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2023 (December 14, 2023)

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LAND	The Nasdaq Stock Market, LLC
6.00% Series B Cumulative Redeemable Preferred Stock, $0.001 par value per share	LANDO	The Nasdaq Stock Market, LLC
6.00% Series C Cumulative Redeemable Preferred Stock, $0.001 par value per share	LANDP	The Nasdaq Stock Market, LLC
5.00% Series D Cumulative Term Preferred Stock, $0.001 par value per share	LANDM	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2023, Gladstone Land Corporation, a Maryland corporation (the “Company”), as guarantor, and Gladstone Land Limited Partnership (the “Operating Partnership”), a Delaware limited partnership, as borrower (collectively, “Gladstone”), entered into a Second Amendment to Loan Agreement (the “Amendment”) with Metropolitan Life Insurance Company (“MetLife”) amending the terms of the Loan Agreement, dated February 20, 2020, as amended on February 3, 2022, by and among the Company, the Operating Partnership and MetLife (the “Credit Facility”).

The Amendment extends the maturity date of the Company’s revolving lines of credit under the Credit Facility from April 5, 2024 to December 15, 2033. In connection with the maturity date extension, the Amendment also revised certain covenants, including increasing the Consolidated Net Worth covenant to $400 million. As part of the Amendment, Gladstone paid aggregate fees of approximately $187,500 to MetLife. The Amendment does not change the material terms of the existing Credit Facility and includes customary terms, covenants, events of default and constraints on borrowing availability based on collateral tests for a credit facility of its size and nature.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to a copy the Amendment, which will be filed with the Company’s next periodic report, as well as the Credit Facility, which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on February 20, 2020 and the First Amendment to the Credit Facility which was filed as Exhibit 10.15 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 22, 2022, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

December 18, 2023	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer